UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2024
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Casella Waste Systems, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	000-23211	03-0338873
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Greens Hill Lane,
Rutland,	Vermont	05701
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (802) 775-0325
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value per share	CWST	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.
On December 5, 2024, the Board of Supervisors of Ontario County, New York approved a motion to close the Ontario County landfill (the “Ontario Landfill”) at the end of 2028 upon the expiration of the 25-year Operation, Management and Lease agreement with Casella Waste Services of Ontario LLC signed in 2003 (the “OML”). Casella Waste Systems, Inc. (the “Company”) has amortized costs and accrued asset retirement obligations as tons are placed at the Ontario Landfill based on an operating plan with an assumed closure at the conclusion of the existing OML and does not expect this vote to have a material impact on the Company’s accounting for the landfill.
Prior to the closure of the Ontario Landfill, the Company expects to make alternative arrangements at its other landfills in New York and Pennsylvania for the waste currently being brought to the Ontario Landfill. The Company does not believe that the closure of the Ontario Landfill at the expiration of the stated term of the OML will have a material effect on its results of operations or financial condition.
Safe Harbor Statement
Certain matters discussed in this Current Report on Form 8-K, including but not limited to, the statements regarding the Company’s intentions, beliefs or current expectations concerning, among other things, the expected closure of the Ontario Landfill and the estimated impact of such closure are “forward-looking statements”. These forward-looking statements can generally be identified as such by the context of the statements, including words such as “believe,” “expect,” “anticipate,” “plan,” “may,” “would,” “intend,” “estimate,” “will,” “guidance” and other similar expressions, whether in the negative or affirmative. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which the Company operates and management’s beliefs and assumptions. The Company cannot guarantee that the financial results, plans, intentions, expectations or guidance disclosed in the forward-looking statements will be realized. Such forward-looking statements, and all phases of the Company’s operations, involve a number of risks and uncertainties, any one or more of which could cause actual results to differ materially from those described in its forward-looking statements.
Such risks and uncertainties include or relate to, among other things, failure to properly estimate the charge and economic or other factors outside the Company's control which may impact the closure costs of the Ontario Landfill and the impact of the closure of the Ontario Landfill on the Company’s results of operations or financial condition. There are a number of other important risks and uncertainties that could cause the Company’s actual results to differ materially from those indicated by such forward-looking statements. These additional risks and uncertainties include, without limitation, those detailed in Item 1A. “Risk Factors” in the Company’s most recently filed Form 10-K for the fiscal year ended December 31, 2023, in Item 1A. “Risk Factors” in the Company’s most recently filed Form 10-Q and in other filings that the Company may make with the Securities and Exchange Commission in the future. The Company undertakes no obligation to update publicly any forward-looking statements whether as a result of new information, future events or otherwise, except as required by law.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASELLA WASTE SYSTEMS, INC.

Date: December 10, 2024	By:	/s/ Bradford J. Helgeson
Bradford J. Helgeson
Executive Vice President and Chief Financial Officer

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